Exhibit 99.1 Encore Capital Group, Inc. Q3 2019 EARNINGS CALL

CAUTIONARY NOTE ABOUT FORWARD-LOOKING STATEMENTS The statements in this presentation that are not achievements of the Company and its subsidiaries historical facts, including, most importantly, those to be materially different from any future results, statements preceded by, or that include, the words performance or achievements expressed or implied “will,” “may,” “believe,” “projects,” “expects,” by such forward-looking statements. These risks, “anticipates” or the negation thereof, or similar uncertainties and other factors are discussed in the expressions, constitute “forward-looking reports filed by the Company with the Securities statements” within the meaning of the Private and Exchange Commission, including its most Securities Litigation Reform Act of 1995 (the recent reports on Form 10-K and Form 10-Q, as “Reform Act”). These statements may include, but they may be amended from time to time. The are not limited to, statements regarding our future Company disclaims any intent or obligation to operating results, earnings per share, and update these forward-looking statements. growth. For all “forward-looking statements,” the Company claims the protection of the safe harbor for forward-looking statements contained in the Reform Act. Such forward-looking statements involve risks, uncertainties and other factors which may cause actual results, performance or 2

THIRD QUARTER 2019 FINANCIAL HIGHLIGHTS Estimated Remaining Global Collections Global Revenue1 Collections (ERC)2 $499M $356M $7.3B flat up 6% up 1% up 2% in constant currency Record up 4% in constant currency GAAP EPS3 GAAP Net Income3 Economic EPS4 Adjusted Income4 $1.23 $38.9M $1.64 $51.9M up 78% up 88% up 38% up 45% Record Record 1) Total Revenue, adjusted by net allowances and allowance reversals 2) ERC total reflects reduction of $120 million of ERC associated with the sale of Baycorp 3) Attributable to Encore 3 4) Please refer to Appendix for reconciliation of Economic EPS and Adjusted Income to GAAP

WE ARE MAKING STEADY PROGRESS ON THREE STRATEGIC PRIORITIES AIMED AT BUILDING SHAREHOLDER VALUE Balance Sheet Strengthening our balance sheet 1 Strength while delivering strong results Concentrating on the U.S. and the Market U.K. markets, where we have the 2 Focus highest risk-adjusted returns Competitive Innovating to continually enhance 3 Advantage our competitive advantages 4

Balance Sheet WE ARE GROWING OUR ERC WHILE REDUCING 1 Strength OUR LEVERAGE Since the beginning of 2018: ERC versus Leverage 6.0 ► Debt/Equity ratio reduced from 7000 5.9x to 3.7x 5.0 6000 ► Net Debt/(Adjusted EBITDA + Collections applied to principal 5000 4.0 balance)1 ratio reduced from 3.2x 4000 to 2.7x 3.0 ► ERC increased by 11% in 3000 ERC in $M constant currency2 2.0 Ratios Leverage 2000 ► Q3 2019 ERC total reduced by 1.0 $120 million as a result of 1000 Baycorp transaction 0 0.0 Q1 Q2 Q3 Q4 Q1 Q2 Q3 ► Extended maturities of Encore 2018 2018 2018 2018 2019 2019 2019 convertible notes and Cabot high ERC yield bonds Debt/Equity Net Debt/(Adjusted EBITDA + Collections applied to principal balance) 1) See appendix for reconciliation of Net Debt to GAAP Borrowings and Adjusted EBITDA to GAAP net income. 2) ERC growth in constant currency calculated by employing Q1 2018 foreign currency exchange rates to recalculate Q3 2019 ERC. 5

2 Market Focus

THE RECURRING MARKET OPPORTUNITY IN THE U.S. AND U.K. IS SUBSTANTIAL



Population: 329m
Total Revolving Debt Outstanding $1.1tn[1]
Credit Card Net Charge-Off Rate 3.8%[1]
Approximate revolving debt charged-off annually $48bn[2]
Investment value of ~$2bn
We estimate approximately $18bn of Face Value was sold in 2018



Population: 67m
Total Unsecured Consumer Credit Outstanding $274bn[3]
Unsecured Credit Net Charge-Off Rate 1.9%[3]
Approximate debt charged-off annually $6.1bn[2]
Investment value of ~$1bn
We estimate approximately $6bn of Face Value was sold in 2018 encore CAPITAL GROUP

Source: Federal Reserve, Bank of England, U.S. Bureau of the Census, U.K. Office for National Statistics, Encore management estimates.
Note: Dollar denominated data in United Kingdom funnel converted from GBP to US$ at exchange rate of 1.3031 prevailing on 31-May-2019.
1) Federal Reserve update for Q2 2019, not seasonally adjusted and excludes loans secured by real estate.
2) Assumes 17% Recovery Rate to Estimate Gross Charge-Offs.
3) Bank of England consumer credit data as of May 2019. Unsecured consumer credit excluding student loans.

6

Market OUR MAJOR FOCUS IS ON OUR MOST 2 Focus VALUABLE MARKETS - THE U.S. AND THE U.K. Global Deployment 2019 YTD Focused Actions Continental Other Europe < 2% ► U.S. deployments in 2019 < 5% expected to exceed record U.S. deployments of 2018 ► Divested our interest in United Kingdom Refinancia (Colombia & 25% Peru) in December 2018 United States 69% ► Divested our interest in Baycorp (Australia and New Zealand) in August 2019 7

Market WE HAVE MARKET-LEADING SCALE IN 2 Focus OUR CORE MARKETS Leading ERC across U.S. and U.K.1 US$M 7,298 6,573 900 6,404 1,625 4,978 3,474 3,876 2,101 6,182 3,496 2,643 2,791 1,612 2,924 2,877 1,284 1,085 1,031 ~391 U.K. ERC U.S. ERC Other ERC Note: Encore data from Q3 2019. Peer data from Q2 2019; Non-USD figures translated at spot rate as of reported quarter end. 1) ERC as reported – for Encore: 180 months; Intrum: total; PRA Group: total; Lowell: 180 months, geographic split of 120 months ERC applied to 180 months; Hoist Finance: 180 months, U.K. share of ERC calculated by applying U.K. net carrying value of NPL portfolios as of Dec-2018 to total ERC; and Arrow Global: 120 months. 8

Competitive IMPROVED LIQUIDATION EFFECTIVENESS DRIVEN BY 3 Advantage CONSUMER FOCUS & OPERATIONAL ENHANCEMENTS % MCM Collections by MCM Collections Performance Call Center & Digital Channel (Indexed performance in first 12 months)1 56% 144 137 54% 100 100 48% Payer rate2 Cumulative cash liquidation rate3 2017 2018 2019 YTD Avg. of 2013-2015 vintages Avg. of 2016-2018 vintages Cabot Payment Plan Breakage Rate Cabot Collections Performance (Indexed performance in first 12 months)4 5% 131 122 4% 100 100 3% 2% 1% 0% Payer rate2 Cumulative cash liquidation rate 3 2014 vintage552018 vintage 1) Average payer rate and cumulative cash liquidation rate on 2013 to 2015 vintages indexed to 100 and benchmarked against vintages raised in 2016 to 2018. 2) Payer rate represents percentage of accounts paying in the first 12 months. 3) Cumulative cash liquidation rate represents percentage of face value collected in the first 12 months. 4) Payer rate and cumulative cash liquidation rate on 2014 vintage indexed to 100 and benchmarked against 2018 vintage. 9 5) Comparable portfolios for 2014 and 2018 sold by the same vendor.

Competitive MCM HAS GROWN COLLECTIONS WHILE 3 Advantage IMPROVING COST TO COLLECT MCM (U.S.) Collections versus Cost to Collect 44.2% 42.4% 40.6% $1,290 $1,224 $1,101 2017 2018 Q3 2019 TTM MCM Collections (in $M) MCM Cost to Collect 10

Competitive CONSUMER SATISFACTION IS A KEY ELEMENT 3 Advantage OF CABOT’S LEADERSHIP POSITION U.K. Consumer Satisfaction Index1 Comparison with selected banks 82.3 81.4 80.6 79.2 77.9 Recognized Industry Leadership Best Vulnerable Debt Purchaser Customer Support Best Legal Services of the Year 2019 2019 Provider 2019 WINNER WINNER WINNER UK Customer Best vulnerable Satisfaction consumer Awards 2019 strategy WINNER WINNER 1) Consumer satisfaction survey run by the Institute of Customer Service in July 2019. Respondents are asked to rate their experience of individual organizations they have dealt with in the previous three months, using a scale of 1 – 10. These scores are then multiplied by ten so that the index scores are expressed as a number out of 100. 11

MCM DEPLOYMENTS OF $173M REMAIN ON Q3 Results TRACK FOR A RECORD YEAR MCM (U.S.) Business MCM Collections by Channel  We continue to purchase portfolios at strong returns as U.S. Call Center & Digital Legal Collections Collection Agencies deployments totaled $173M, up $331 $M $318 41% from Q3 2018 <1% 1% $300  U.S. collections totaled $331M, up 43% 4% from Q3 2018 45%  U.S. call center & digital collections $200 grew 10% compared to Q3 2018 $M  Focus on expense management $100 57% and cost reduction providing 54% additional operating leverage $0  U.S. cost to collect of 39.8% 2017 2018 2018 2019 2018 2019 2018 2019 improved 90 bps compared to a year ago Q4 Q1 Q2 Q3 12

CABOT IS PURCHASING PORTFOLIOS AT Q3 Results HIGHER RETURNS AND REDUCING LEVERAGE Cabot (Europe) Business 1  European portfolio purchases totaled $85M in the DP Collections third quarter, at returns that were 200 basis points higher than last year $150M  Cabot returns continue to benefit from operational up 3% scale as well as competitive positioning of servicing in constant currency platform  Collections from debt purchasing in Europe grew 3% in constant currency compared to Q3 2018 ERC  European ERC of $3.6B was up 4% in constant currency compared to September 30, 2018  Cabot continued to reduce its debt leverage $3.6B  Collections efficiency continues to improve after up 4% integration of Spanish operation in constant currency 1) Debt purchasing collections 13

OUR OPERATIONAL DIFFERENTIATION AND Q3 Results SCALE DELIVER SUPERIOR MARGINS TTM Operating Margin1 Margin Drivers 31.8% 32.1% ► Leadership scale in key, 26.8% attractive markets ► Reducing costs & improving operating efficiency, including shifting collections to lower cost call center & digital Encore Q2 Encore Q3 Peer Average Q2 channel 2019 2019 2019 2 ► Leveraging advanced analytics and proprietary data assets ► Streamlined and simplified global business 1) Operating margin defined as operating profit / net revenues. 2) Peer Average calculated using weighted average by net revenues. Peer average for Q3 2019 not yet available. 14

OUR RETURN ON EQUITY REFLECTS OUR Q3 Results STEADILY IMPROVING OPERATING PERFORMANCE TTM GAAP Return on Average Equity (ROAE)1 20.2% 20.2% 19.3% 16.6% 15.1% 13.7% 12.1% Q1 2018 Q2 2018 Q3 2018 Q4 2018 Q1 2019 Q2 2019 Q3 2019 1) TTM GAAP Return on Average Equity (ROAE) defined as TTM GAAP net income / average stockholders’ equity 15

Detailed Financial Discussion 16

PORTFOLIO PURCHASES IN Q3 REFLECT OUR CURRENT EMPHASIS ON DEPLOYING MORE CAPITAL IN THE U.S. MARKET Q3 2019 Deployments Europe $85M United States $173M Other $1M Total $260M 17

U.S. COLLECTIONS GREW 4% IN THE THIRD QUARTER Collections by Geography Collections by Channel Call Center & Digital Legal Collections Collection Agencies $M United States Europe Other $M 514 515 514 515 484 489 496 499 499 484 489 496 499 499 500 500 438 438 400 400 300 300 200 200 100 100 0 0 2017 2018 2018 2019 2018 2019 2018 2019 2017 2018 2018 2019 2018 2019 2018 2019 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 18

RECORD Q3 GLOBAL REVENUES OF $356M GREW 6% AS REPORTED AND WERE UP 8% IN CONSTANT CURRENCY Revenues1 by Geography $M 350 356 349 347 347 337 350 317 327 300 250 200 150 100 50 0 2017 2018 2018 2019 2018 2019 2018 2019 Q4 Q1 Q2 Q3 United States Europe Other 1) Net of allowances and allowance reversals 19

ESTIMATED REMAINING COLLECTIONS GREW $76 MILLION IN THE LAST 12 MONTHS, TO $7.3 BILLION Total Estimated Remaining Collections 7,500 7,221 7,298 6,568 6,000 5,654 5,733 4,500 $M 3,000 1,500 0 September 2015 September 2016 September 2017 September 2018 September 20191 United States Europe Other 1) September 2019 ERC total reflects reduction of $120 million of ERC associated with the sale of Baycorp 20

ENCORE REPORTED GAAP EPS OF $1.23 AND RECORD ECONOMIC EPS OF $1.64 IN THE THIRD QUARTER OF 2019



Three Months Ended September 30, 2019
$2.00
$1.50
$1.00
$0.50
$0.00
$1.23
$0.08
$0.11
$0.05
$0.22
($0.05)
$1.64
$1.64
No shares deducted in Q3 2019
GAAP net income per diluted share attributable to Encore
Acquisition, integration and restructuring related expenses 1
Convertible and exchangeable notes non-cash interest and issuance cost amortization
Amortization of certain acquired intangible assets
Impact of loss on Baycorp transaction, associated goodwill impairment and transaction costs, net of tax 2
Income tax effect of other non-GAAP adjustments and certain discrete tax items
Adjusted income per diluted share from continuing operations attributable to Encore - (Accounting) 3
Adjusted income per diluted share from continuing operations attributable to Encore - (Economic) 3

Encore's Q3 2019 GAAP EPS includes the impact of the sale of Baycorp totaling $0.22 per share after tax encore CAPITAL GROUP

1) Excluding transaction costs related to the sale of Baycorp.
2) The $0.22 per share impact from the sale of Baycorp includes a loss on transaction of $0.39 per share, a goodwill impairment of $0.34 per share, transaction costs of $0.04 per share, and a tax benefit of $0.55 per share.
3) Please refer to Appendix for reconciliation of Adjusted EPS / Economic EPS measurements to GAAP.

21

Q3 2019 SUMMARY AND OUTLOOK ● Record performance o Record global revenue, adjusted income and Economic EPS ● Continued success on key priorities contributing to best returns in years and creation of shareholder value o Strengthening our balance sheet while delivering strong results o Concentrating on the U.S. and U.K. markets, where we have our highest risk-adjusted returns o Innovating to continually enhance our competitive advantages ● Solid progress in operating efficiency and portfolio returns drive a new level of financial performance o Majority of U.S. collections now derived from more recent vintages, which have higher returns o Purchasing new portfolios at even higher returns 22

Q&A 23

Appendix 24

NON-GAAP FINANCIAL MEASURES This presentation includes certain financial measures that exclude the impact of certain items and therefore have not been calculated in accordance with U.S. Generally Accepted Accounting Principles (“GAAP”). The Company has included information concerning Adjusted EBITDA because management utilizes this information in the evaluation of its operations and believes that this measure is a useful indicator of the Company’s ability to generate cash collections in excess of operating expenses through the liquidation of its receivable portfolios. The Company has included information concerning Adjusted Operating Expenses in order to facilitate a comparison of approximate cash costs to cash collections for the portfolio purchasing and recovery business in the periods presented. The Company has included Adjusted Income Attributable to Encore and Adjusted Income Attributable to Encore per Share (also referred to as Economic EPS when adjusted for certain shares associated with our convertible notes that will not be issued but are reflected in the fully diluted share count for accounting purposes) because management uses these measures to assess operating performance, in order to highlight trends in the Company’s business that may not otherwise be apparent when relying on financial measures calculated in accordance with GAAP. The Company has included impacts from foreign currency exchange rates to facilitate a comparison of operating metrics that are unburdened by variations in foreign currency exchange rates over time. Adjusted EBITDA, Adjusted Operating Expenses, Adjusted Income Attributable to Encore, Adjusted Income Attributable to Encore per Share/Economic EPS, and impacts from foreign currency exchange rates have not been prepared in accordance with GAAP. These non-GAAP financial measures should not be considered as alternatives to, or more meaningful than, net income, net income per share, and total operating expenses as indicators of the Company’s operating performance. Further, these non-GAAP financial measures, as presented by the Company, may not be comparable to similarly titled measures reported by other companies. The Company has attached to this presentation a reconciliation of these non-GAAP financial measures to their most directly comparable GAAP financial measures. 25

RECONCILIATION OF ADJUSTED INCOME AND ECONOMIC EPS

Reconciliation of Adjusted Income and Economic / Adjusted EPS to GAAP EPS
(Unaudited, In Thousands, except per share amounts), Three Months Ended

	September 30, 2019		September 30, 2018	
	$	Per Diluted Share – Accounting & Economic	$	Per Diluted Share – Accounting & Economic
GAAP net income attributable to Encore, as reported	$ 38,869	$ 1.23	$ 20,725	$ 0.69
Convertible and exchangeable notes non-cash interest and issuance cost amortization	3,531	0.11	3,719	0.12
Acquisition, integration and restructuring related expenses[1]	3,819	0.12	12,458	0.41
Amortization of certain acquired intangible assets[2]	1,644	0.05	1,947	0.07
Loss on Baycorp Transaction[3]	12,489	0.39	---	---
Goodwill impairment[3]	10,718	0.34	---	---
Net gain on fair value adjustments to contingent consideration[4]	(101)	---	---	---
Loss on derivatives in connection with the Cabot Transaction[5]	---	---	2,737	0.09
Income tax effect of above non-GAAP adjustments and certain discrete tax items[6]	(19,069)	(0.60)	(2,335)	(0.08)
Adjustments attributable to noncontrolling interest[7]	---	---	(3,474)	(0.11)
Adjusted income attributable to Encore	$ 51,900	$ 1.64	$ 35,777	$ 1.19

1) Amount represents acquisition, integration and restructuring related expenses, and includes approximately $1.3 million of transaction costs associated with the Baycorp Transaction during the three months ended September 30, 2019. We adjust for this amount because we believe these expenses are not indicative of ongoing operations; therefore adjusting for these expenses enhances comparability to prior periods, anticipated future periods, and our competitors' results.

2) As we acquire debt solution service providers around the world, we also acquire intangible assets, such as trade names and customer relationships. These intangible assets are valued at the time of the acquisition and amortized over their estimated lives. We believe that amortization of acquisition-related intangible assets, especially the amortization of an acquired company's trade names and customer relationships, is the result of pre-acquisition activities. In addition, the amortization of these acquired intangibles is a non-cash static expense that is not affected by operations during any reporting period. As a result, the amortization of certain acquired intangible assets is excluded from our adjusted income from continuing operations attributable to Encore and adjusted income from continuing operations per share.

3) The Baycorp Transaction resulted in a goodwill impairment charge of $10.7 million and a loss on sale of $12.5 million during the three months ended September 30, 2019. We believe the goodwill impairment charge and the loss on sale are not indicative of ongoing operations, therefore adjusting for these expenses enhances comparability to prior periods, anticipated future periods, and our competitors' results.

4) Amount represents the net gain recognized as a result of fair value adjustments to contingent considerations that were established for our acquisitions of debt solution service providers in Europe. We have adjusted for this amount because we do not believe this is indicative of ongoing operations.

5) Amount represents the loss recognized on the forward contract we entered into in anticipation of the completion of the Cabot Transaction. We adjust for this amount because we believe the loss is not indicative of ongoing operations; therefore adjusting for this loss enhances comparability to prior periods, anticipated future periods, and our competitors' results.

6) Amount represents the total income tax effect of the adjustments, which is generally calculated based on the applicable marginal tax rate of the jurisdiction in which the portion of the adjustment occurred. Additionally, we adjust for certain discrete tax items that are not indicative of our ongoing operations. We recognized approximately $17.5 million, or $0.55 per diluted share, in tax benefit as a result of the Baycorp Transaction, which is included in this income tax adjustment during the three months ended September 30, 2019.

7) Certain of the above adjustments include expenses recognized by our partially-owned subsidiaries. This adjustment represents the portion of the non-GAAP adjustments that are attributable to noncontrolling interest.

encore CAPITAL GROUP

26

OUR ADJUSTED EBITDA REFLECTS OUR STRONG CASH GENERATION Adjusted EBITDA + Collections applied to principal balance Encore Adjusted(Trailing EBITDA 12-Months, - in Trailing $M) 12-Months $1,200 $1,000 $800 $600 $400 $200 $0 4Q14 1Q15 2Q15 3Q15 4Q15 1Q16 2Q16 3Q16 4Q16 1Q17 2Q17 3Q17 4Q17 1Q18 2Q18 3Q184Q181Q192Q193Q19 Adjusted EBITDA - TTM Collections applied to principal balance - TTM Note: See appendix for reconciliation of Adjusted EBITDA to GAAP net income. 27

RECONCILIATION OF ADJUSTED EBITDA

Reconciliation of Adjusted EBITDA to GAAP Net Income (Unaudited, In $ Thousands) Three Months Ended

	03/31/14	06/30/14	09/30/14	12/31/14	03/31/15	06/30/15	09/30/15	12/31/15
GAAP net income (loss), as reported	**$ 18,830**	**$ 21,353**	**$ 30,138**	**$ 27,957**	**$ 29,967**	**$ 25,185**	**$ (9,364)**	**$ 1,596**
(Income) loss from discontinued operations, net of tax	(967)	(1,212)	(2,068)	(958)	(1,880)	(1,661)	(2,286)	29,214
Interest expense	37,962	43,218	43,498	42,264	42,303	46,250	47,816	50,187
Interest income[1]	(168)	(238)	(258)	(298)	(414)	(370)	(407)	(473)
Provision (Benefit) for income taxes	11,275	13,100	8,636	15,558	14,614	14,921	(6,361)	3,988
Depreciation and amortization	5,897	6,619	6,725	7,860	8,137	7,878	8,043	9,102
Stock-based compensation expense	4,836	4,715	4,009	3,621	5,905	6,198	5,156	4,749
Acquisition, integration and restructuring related expenses[2]	10,943	4,616	1,000	2,212	2,766	7,892	2,235	2,635
Loss on Baycorp Transaction[3]	-	-	-	-	-	-	-	-
Goodwill impairment[3]	-	-	-	-	-	-	-	-
Settlement fees and related administrative expenses[4]	-	-	-	-	-	-	63,019	-
Net gain on fair value adjustments to contingent consideration[5]	-	-	-	-	-	-	-	-
Expenses related to withdrawn Cabot IPO[6]	-	-	-	-	-	-	-	-
Loss on derivatives in connection with Cabot Transaction[7]	-	-	-	-	-	-	-	-
Adjusted EBITDA	**$ 88,608**	**$ 92,171**	**$ 91,680**	**$ 98,216**	**$ 101,398**	**$ 106,293**	**$ 107,851**	**$ 100,998**
Collections applied to principal balance[8]	159,106	161,048	155,435	139,076	160,961	167,024	156,229	144,075

See notes on Page 31

encore CAPITAL GROUP

28

RECONCILIATION OF ADJUSTED EBITDA (continued)

Reconciliation of Adjusted EBITDA to GAAP Net Income (Unaudited, In $ Thousands) Three Months Ended

	03/31/16	06/30/16	09/30/16	12/31/16	03/31/17	06/30/17	09/30/17	12/31/17
GAAP net income (loss), as reported	**$ 26,607**	**$ 30,833**	**$ (51,946)**	**$ 11,323**	**$ 14,979**	**$ 19,076**	**$ 42,144**	**$ 2,779**
(Income) loss from discontinued operations, net of tax	3,182	-	-	(829)	199	-	-	-
Interest expense	50,691	50,597	48,632	48,447	49,198	50,516	52,755	51,692
Interest income[1]	(499)	(620)	(694)	(725)	(779)	(919)	(943)	(994)
Provision (Benefit) for income taxes	10,148	13,451	(13,768)	28,374	12,067	13,531	17,844	8,607
Depreciation and amortization	9,861	8,235	8,032	8,740	8,625	8,672	8,522	14,158
Stock-based compensation expense	3,718	5,151	633	3,125	750	2,760	3,531	3,358
Acquisition, integration and restructuring related expenses[2]	2,141	3,271	3,843	7,457	855	3,520	342	7,245
Loss on Baycorp Transaction[3]	-	-	-	-	-	-	-	-
Goodwill impairment[3]	-	-	-	-	-	-	-	-
Settlement fees and related administrative expenses[4]	2,988	698	2,613	-	-	-	-	-
Net gain on fair value adjustments to contingent consideration[5]	-	-	-	(8,111)	-	(2,773)	-	(49)
Expenses related to withdrawn Cabot IPO[6]	-	-	-	-	-	-	-	15,339
Loss on derivatives in connection with Cabot Transaction[7]	-	-	-	-	-	-	-	-
Adjusted EBITDA	**$ 108,837**	**$ 111,616**	**$ (2,655)**	**$ 97,801**	**$ 85,894**	**$ 94,383**	**$ 124,195**	**$ 102,135**
Collections applied to principal balance[8]	177,711	166,648	247,427	147,203	188,893	173,946	159,408	150,788

See notes on Page 31

encore CAPITAL GROUP

29

RECONCILIATION OF ADJUSTED EBITDA (continued)

Reconciliation of Adjusted EBITDA to GAAP Net Income (Unaudited, In $ Thousands) Three Months Ended

	03/31/18	06/30/18	09/30/18	12/31/18	03/31/19	06/30/19	09/30/19
GAAP net income (loss), as reported	**$ 23,713**	**$ 26,974**	**$ 13,016**	**$ 46,033**	**$ 49,442**	**$ 36,822**	**$ 39,413**
(Income) loss from discontinued operations, net of tax	-	-	-	-	-	-	-
Interest expense	57,462	60,536	65,094	56,956	54,967	63,913	54,365
Interest income[1]	(1,017)	(1,082)	(747)	(499)	(1,022)	(1,238)	(590)
Provision (Benefit) for income taxes	9,470	11,308	16,879	9,095	3,673	11,753	3,021
Depreciation and amortization	10,436	10,923	9,873	9,996	9,995	9,741	10,000
Stock-based compensation expense	2,276	3,169	5,007	2,528	1,826	3,581	4,005
Acquisition, integration and restructuring related expenses[2]	572	3,655	8,475	(5,179)	1,208	1,318	3,819
Loss on Baycorp Transaction[3]	-	-	-	-	-	-	12,489
Goodwill impairment[3]	-	-	-	-	-	-	10,718
Settlement fees and related administrative expenses[4]	-	-	-	-	-	-	-
Net gain on fair value adjustments to contingent consideration[5]	(2,274)	(2,378)	-	(1,012)	-	(2,199)	(101)
Expenses related to withdrawn Cabot IPO[6]	2,984	-	-	-	-	-	-
Loss on derivatives in connection with Cabot Transaction[7]	-	6,578	2,737	-	-	-	-
Adjusted EBITDA	**$ 103,622**	**$ 119,683**	**$ 120,334**	**$ 117,918**	**$ 120,089**	**$ 123,691**	**$ 137,139**
Collections applied to principal balance[8]	198,282	185,799	199,457	175,476	201,328	200,323	174,663

See notes on Page 31

encore CAPITAL GROUP

30

RECONCILIATION OF ADJUSTED EBITDA (continued) Reconciliation of Adjusted EBITDA to GAAP Net Income 1) In the fourth quarter of 2016, we made a change to our presentation of adjusted EBITDA to adjust for interest income. In previous years we did not include interest income as an adjustment because it was immaterial. We have updated prior periods for comparability. 2) Amount represents acquisition, integration and restructuring related expenses, which for the three months ended September 30, 2019 includes approximately $1.3 million of transaction costs associated with the Baycorp Transaction. We adjust for this amount because we believe these expenses are not indicative of ongoing operations; therefore adjusting for these expenses enhances comparability to prior periods, anticipated future periods, and our competitors’ results. 3) The Baycorp Transaction resulted in a goodwill impairment charge of $10.7 million and a loss on sale of $12.5 million during the three months ended September 30, 2019. We believe the goodwill impairment charge and the loss on sale are not indicative of ongoing operations, therefore adjusting for these expenses enhances comparability to prior periods, anticipated future periods, and our competitors’ results. 4) Amount represents litigation and government settlement fees and related administrative expenses for certain TCPA and CFPB settlements. We believe these fees and expenses are not indicative of ongoing operations, therefore, adjusting for these expenses enhances comparability to prior periods, anticipated future periods, and our competitors’ results. 5) Amount represents the gain recognized as a result of fair value adjustments to contingent considerations that were established for our acquisitions of debt solution service providers in Europe. We have adjusted for this amount because we do not believe this is indicative of ongoing operations. 6) Amount represents expenses related to the proposed and later withdrawn initial public offering by CCM. We adjust for this amount because we believe these expenses are not indicative of ongoing operations; therefore adjusting for these expenses enhances comparability to prior periods, anticipated future periods, and our competitors’ results. 7) Amount represents the loss recognized on the forward contract we entered into in anticipation of the completion of the Cabot Transaction. We adjust for this amount because we believe the loss is not indicative of ongoing operations; therefore adjusting for this loss enhances comparability to prior periods, anticipated future periods, and our competitors’ results. 8) Amount represents (a) gross collections from receivable portfolios less (b) revenue from receivable portfolios and (c) allowance charges or allowance reversals on receivable portfolios. 31

RECONCILIATION OF ADJUSTED OPERATING EXPENSES RELATED TO PORTFOLIO PURCHASING AND RECOVERY BUSINESS

Reconciliation of Adjusted Operating Expenses to GAAP Operating Expenses (Unaudited, In $ Thousands) Three Months Ended

	12/31/17	3/31/18	6/30/18	9/30/18	12/31/18	03/31/19	06/30/19	09/30/19
GAAP total operating expenses, as reported	**$ 253,246**	**$ 238,336**	**$ 246,314**	**$ 239,246**	**$ 232,834**	**$ 236,019**	**$ 233,142**	**$ 247,591**
Operating expenses related to non-portfolio purchasing and recovery business[1]	(41,164)	(46,614)	(56,052)	(45,980)	(45,069)	(46,082)	(42,232)	(42,503)
Acquisition, integration and restructuring related expenses[2]	(11,911)	(572)	(3,655)	(8,475)	5,179	(1,208)	(1,318)	(3,819)
Stock-based compensation expense	(3,358)	(2,276)	(3,169)	(5,007)	(2,528)	(1,826)	(3,581)	(4,005)
Goodwill impairment[3]	---	---	---	---	---	---	---	(10,718)
Gain on fair value adjustments to contingent consideration[4]	49	2,274	2,378	---	1,012	---	2,199	101
Expenses related to withdrawn Cabot IPO[5]	(15,339)	(2,984)	---	---	---	---	---	---
Adjusted operating expenses related to portfolio purchasing and recovery business	**$ 181,523**	**$ 188,164**	**$ 185,816**	**$ 179,784**	**$ 191,428**	**$ 186,903**	**$ 188,210**	**$ 186,647**

1) Operating expenses related to non-portfolio purchasing and recovery business include operating expenses from other operating segments that primarily engage in fee-based business, as well as corporate overhead not related to our portfolio purchasing and recovery business.
2) Amount represents acquisition, integration and restructuring related operating expenses (including approximately $1.3 million of transaction costs associated with the Baycorp Transaction in the three months ended September 30, 2019, and excluding amounts already included in stock-based compensation expense). We adjust for this amount because we believe these expenses are not indicative of ongoing operations; therefore, adjusting for these expenses enhances comparability to prior periods, anticipated future periods, and our competitors' results.
3) The Baycorp Transaction resulted in a goodwill impairment charge of $10.7 million that is included in operating expenses during the three months ended September 30, 2019. We believe the goodwill impairment charge is not indicative of ongoing operations, therefore adjusting for the expense enhances comparability to prior periods, anticipated future periods, and our competitors' results.
4) Amount represents the gain recognized as a result of fair value adjustments to contingent considerations that were established for our acquisitions of debt solution service providers in Europe. We have adjusted for this amount because we do not believe this is indicative of ongoing operations.
5) Amount represents expenses related to the proposed and later withdrawn initial public offering by CCM. We adjust for this amount because we believe these expenses are not indicative of ongoing operations; therefore adjusting for these expenses enhances comparability to prior periods, anticipated future periods, and our competitors' results.

encore CAPITAL GROUP

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IMPACT OF FLUCTUATIONS IN FOREIGN CURRENCY EXCHANGE RATES (Unaudited, in millions, except per share amounts) Encore Consolidated Cabot (Europe) Three Months Ended Constant Three Months Ended Constant As Reported As Reported 9/30/19 Currency 9/30/19 Currency Revenue1 $356 $365 Revenue1 $131 $138 Operating expenses $248 $254 Collections $150 $159 Net income2 $39 $40 ERC3 $3,591 $3,805 Adjusted income2 $52 $53 GAAP EPS2 $1.23 $1.26 Economic EPS2 $1.64 $1.68 Collections $499 $509 ERC3 $7,298 $7,532 Borrowings3 $3,429 $3,537 1) Net of allowances and allowance reversals 2) Attributable to Encore 3) As of September 30, 2019 Note: Constant Currency figures are calculated by employing Q3 2018 foreign currency exchange rates to recalculate Q3 2019 results. All constant currency values are calculated based on the average exchange rates during the respective periods, except for ERC and Borrowings, which are calculated using the changes in the period-ending exchange rates. Management refers to operating results on a constant currency basis so that the operating results can be viewed without the impact of fluctuations in foreign currency exchange rates, thereby facilitating period-to-period comparisons of the company's operating performance. Constant currency financial results are calculated by translating current period financial results in local currency using the prior period’s respective currency conversion rate. Certain foreign subsidiaries’ local currency financial results in our calculation include the translation effect from their foreign operating results. 33

ENCORE’S LEVERAGE RATIOS Leverage Ratios Encore Consolidated at 09/30/18 at 06/30/19 at 09/30/19 Debt / Equity 4.58x 3.92x 3.72x Net Debt / (TTM Adjusted EBITDA + TTM Collections applied to principal balance)1 2.94x 2.74x 2.67x 1) See appendix for reconciliation of Adjusted EBITDA to GAAP net income and for reconciliation of Net Debt to GAAP Borrowings. 34

RECONCILIATION OF NET DEBT Reconciliation of Net Debt (Unaudited, in millions) Three Months Ended 03/31/18 06/30/18 09/30/18 12/31/18 03/31/19 06/30/19 09/30/19 GAAP Borrowings, as reported $ 3,607 $ 3,530 $ 3,561 $ 3,491 $ 3,593 $ 3,530 $ 3,429 Debt issuance costs and debt discounts 77 70 89 85 79 73 75 Cash & cash equivalents (217) (182) (205) (157) (167) (169) (187) Client cash1 28 24 26 22 25 24 22 Net Debt $ 3,495 $ 3,443 $ 3,472 $ 3,440 $ 3,530 $ 3,459 $ 3,340 1) Client cash is cash that was collected on behalf of, and remains payable to, third party clients. 35

COST TO COLLECT FOR DEBT PURCHASING BUSINESS Overall Cost-to-Collect1 45% 41.5% 39.6% 40% 38.5% 37.5% 37.4% 36.4% 36.6% 36.0% Q3 2018 Q3 2019 35% Location CTC CTC 30% 25% United States 40.7% 39.8% 20% Europe 24.4% 29.0% 15% Other 46.9% 63.5% 10% Encore total 36.0% 37.4% 5% 0% 2017 2018 2018 2019 2018 2019 2018 2019 Q4 Q1 Q2 Q3 1) Cost-to-Collect = Adjusted operating expenses / collections. See appendix for reconciliation of Adjusted operating expenses to GAAP. 36